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                                  Exhibit 21.1

                                 SYNOPSYS, INC.

                                  Subsidiaries


Name                                                           Jurisdiction of Incorporation
----                                                           -----------------------------
Advanced Test Technologies, Inc.                                                      U.S.A.
Applied EDA, Inc                                                                      U.S.A.
Apteq Design Systems, Inc.                                                            U.S.A.
Chronologic Simulation, Inc.                                                          U.S.A.
Eagle Design Automation, Inc.                                                         U.S.A.
Electronic Design Automation Services Europe                                     Netherlands
Epic International, Inc.                                                              U.S.A.
Everest Design Automation, Inc.                                                       U.S.A.
Gambit Automated Design, Inc.                                                         U.S.A.
Maude Avenue Land Corporation                                                         U.S.A.
Nihon Synopsys KK                                                                     Japan
Quad Design Technology, Inc.                                                          U.S.A.
Radiant Design Tools, Inc.                                                            U.S.A.
Silerity, Inc.                                                                        U.S.A.
SNPS Israel Limited                                                                   Israel
Stanza Systems, Inc.                                                                  U.S.A.
Sunrise Test Systems, Inc.                                                            U.S.A.
Synopsys (India) EDA Software Private Limited                                          India
Synopsys (India) Pte. Limited                                                          India
Synopsys (Northern Europe) Limited                                            United Kingdom
Synopsys (Singapore) Pte. Limited                                                  Singapore
Synopsys Consulting SARL                                                              France
Synopsys Denmark ApS                                                                 Denmark
Synopsys Finland OY                                                                  Finland
Synopsys GmbH                                                                        Germany
Synopsys Holding Co.                                                                  U.S.A.
Synopsys International Limited                                                       Ireland
Synopsys International, Inc.                                                        Barbados
Synopsys Ireland Limited                                                             Ireland
Synopsys Ireland Resources                                                           Ireland
Synopsys Italia, SRL                                                                   Italy
Synopsys Korea, Y.H.                                                                   Korea
Synopsys Leasing Company                                                              U.S.A.
Synopsys Leda SARL                                                                    France
Synopsys SARL                                                                         France
Synopsys Scandinavia AB                                                               Sweden
Synopsys Services SARL                                                                France
Synopsys Taiwan Limited                                                               Taiwan
Synthesis and Optimisation Systems Limited                                            Israel
Systems Science, Inc.                                                                 U.S.A.
The CAE Company                                                                  Netherlands
The Silicon Group, Inc.                                                               U.S.A.
Viewlogic Asia Corporation                                                            U.S.A.